Exhibit 99.3

EXECUTION COPY

THIS WARRANT, AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

WARRANT

TO PURCHASE UP TO 1,250,000 SHARES OF COMMON STOCK OF

ALFI, INC.

April 12, 2022

For value received, LEE AEROSPACE, INC., a Kansas corporation (together with its registered assigns, the “Holder”) is entitled to purchase from ALFI, INC., a Delaware corporation (the “Corporation”), at any time, or from time to time, on or after the Exercise Date and prior to 5:00 p.m., Eastern Time, on April 12, 2025 (the “Expiration Date”), at the Corporation’s principal office or such other location as the Corporation shall designate, at the Exercise Price (as hereinafter defined), up to the number of shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Corporation specified above, subject to the terms and conditions as hereinafter provided.

Capitalized terms used and not otherwise defined in this Warrant shall have the meanings set forth in Article IV hereof.

ARTICLE I
EXERCISE

1.1            Exercise.

(a)            To exercise this Warrant in whole or in part, the Holder shall deliver to the Corporation’s principal office or such other location as the Corporation shall designate: (i) this Warrant; (ii) a written notice, substantially in the form of the exercise notice attached hereto as Annex 1 (the “Exercise Notice”); and (iii) payment of the Exercise Price with respect to the number of shares of Common Stock being purchased. Such payment may be made, at the option of the Holder, by cash, money order, certified or bank cashier’s check, wire transfer or as a “cashless exercise,” as described in Section 1.1(b).

(b)            In lieu of exercising this Warrant for cash, the Holder may elect, at any time prior to the Expiration Date, to receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant to the Corporation’s principal office or such other location as the Corporation shall designate, together with the properly completed and executed Exercise Notice, in which event the Corporation shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X =	Y(A-B)

                                                    A

X =	the number of shares of Common Stock to be issued to the Holder;

Y =	the number of shares of Common Stock purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being exercised (at the date of exercise);

A =	the Fair Market Value of one share of Common Stock (at the date of exercise); and

B =	the Exercise Price per share (as adjusted to the date of exercise).

(c)            In the event of any exercise of this Warrant in accordance with and subject to the terms and conditions hereof: (i) the shares of Common Stock so purchased upon such exercise shall be delivered by the Corporation within 10 Business Days after such exercise and delivery of this Warrant and the Exercise Notice to the Corporation by means of (y) book-entry transfer crediting the account of the Holder through the Company’s transfer agent and registrar for the Common Stock, or (z) if requested by the Holder, in the form of certificates in the name of the Holder; and (ii) unless this Warrant has expired, a new Warrant evidencing the right to purchase the remaining shares of Common Stock called for by this Warrant, if any, which new Warrant shall in all other respects be identical with this Warrant.

(d)            If this Warrant shall be surrendered for exercise within any period during which the transfer books for shares of Common Stock purchasable upon the exercise of this Warrant are closed for any purpose, then the Corporation shall not be required to make delivery of the Common Stock purchasable upon such exercise until the date of the reopening of said transfer books.

(e)            Notwithstanding anything to the contrary in this Warrant, this Warrant is not exercisable for, or controvertible into, any shares of Common Stock, and the Holder may not purchase any shares of Common Stock under this Warrant, prior to the Exercise Date.

1.2            Shares To Be Fully Paid and Nonassessable. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable.

1.3            No Fractional Shares To Be Issued. The Corporation shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant. The Holder may only elect to exercise this Warrant with respect to a whole number of shares of Common Stock.

1.4            Securities Laws; Share Legend. The Holder, by acceptance of this Warrant, agrees that this Warrant and all shares of Common Stock issuable upon exercise of this Warrant will be disposed of only in accordance with the Securities Act of 1933, as amended, and any successor federal statue, and the rules and regulations of the Commission promulgated thereunder (the “Securities Act”). In addition to any other legend which the Corporation may deem advisable under the Securities Act and applicable state securities laws, all certificates representing shares of Common Stock (as well as any other securities issued hereunder in respect of any such shares) issued upon exercise of this Warrant shall be endorsed, and all such shares of Common Stock (or such other securities) issued upon exercise of this Warrant in book-entry form shall include a notation, as follows:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

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Any certificate or other instrument issued at any time in exchange or substitution for any certificate or other instrument bearing such legend shall also bear such legend unless, in the opinion of counsel (in form and substance reasonably acceptable to the Corporation) selected by the Holder and reasonably acceptable to the Corporation, the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

ARTICLE II
TRANSFER, EXCHANGE AND
REPLACEMENT OF WARRANT

2.1            Ownership of Warrant. The Corporation may deem and treat the Person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any Person other than the Corporation) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article II.

2.2            Transfer of Warrant. This Warrant may only be transferred to another Person on or after the Exercise Date and subject to, and in accordance with, this Section 2.2 and Section 1.4. Any attempted transfer of this Warrant occurring prior to the Exercise Date, or any attempted transfer of this Warrant which is not in accordance with this Section 2.2 and Section 1.4, shall be null and void and the transferee shall not be entitled to exercise any of the rights of the holder of this Warrant. The Corporation agrees to maintain books for the registration of the transfer of this Warrant and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this Warrant at the Corporation’s principal office or such other location as the Corporation shall designate in accordance with this Section 2.2, together with a written assignment of this Warrant, substantially in the form of the assignment attached hereto as Annex 2, duly executed by the Holder or its duly authorized agent or attorney-in-fact, with signatures guaranteed by a bank or trust company or a broker or dealer registered with the Financial Industry Regulatory Authority, and funds sufficient to pay any transfer taxes payable upon such transfer. Upon surrender of this Warrant in accordance with this Section 2.2, the Corporation (subject to being satisfied that such transfer is in compliance with Section 1.4) shall execute and deliver a new Warrant or Warrants of like tenor and representing in the aggregate the right to purchase the same number of shares of Common Stock in the name of the assignee or assignees and in the denominations specified in the instrument of assignment, and this Warrant shall promptly be canceled. Without limiting the foregoing, the Holder and each Person to whom this Warrant is subsequently transferred represents and warrants to the Corporation and agrees (by acceptance of such transfer) that it will not transfer this Warrant unless: (i) there is an effective registration statement under the Securities Act and applicable state securities laws covering any such transaction; (ii) pursuant to Rule 144; or (iii) the Corporation receives an opinion of counsel, reasonably acceptable to the Corporation, that an exemption from such registration is available.

2.3            The Corporation shall not be required to pay any federal or state transfer tax or charge that may be payable in respect of any transfer of this Warrant or the issuance or delivery of certificates for Common Stock in a name other than that of the registered holder of this Warrant.

2.4            Division or Combination of Warrants. This Warrant may be divided or combined with other Warrants, in connection with the partial exercise of this Warrant, upon surrender hereof and of any Warrant or Warrants with which this Warrant is to be combined at the Corporation’s principal office or such other location as the Corporation shall designate, together with a written notice specifying the names and denominations in which the new Warrant or Warrants are to be issued, signed by the holders hereof and thereof or their respective duly authorized agents or attorneys-in-fact. Subject to compliance with Sections 1.4 and 2.2 as to any transfer which may be involved in the division or combination, the Corporation shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

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2.5            Loss, Theft, Destruction or Mutilation of Warrant Certificates. Upon receipt by the Corporation of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security (in customary form) reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant and upon reimbursement of the Corporation’s reasonable incidental expenses, the Corporation will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

ARTICLE III
ADJUSTMENT PROVISIONS

3.1            Adjustments Generally. The Exercise Price and the number of shares of Common Stock (or other securities or property) issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain corporate events, as provided in this Article III.

3.2            Common Share Reorganization and Stock Dividend Payments. If the Corporation, at any time this Warrant is outstanding, (a) shall subdivide its outstanding shares of Common Stock into a greater number of shares or consolidate its outstanding shares of Common Stock into a smaller number of shares (any such event being called a “Common Share Reorganization”), or (b) pay a stock dividend (except scheduled dividends paid on preferred stock which contain a stated dividend rate) or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock payable in shares of Common Stock (any such event being called a “Stock Dividend Payment”), then (i) the Exercise Price shall be adjusted, effective immediately after the record date at which the holders of shares of Common Stock are determined for purposes of a Common Share Reorganization or at which the holders of shares of Common Stock or any other class of capital stock are determined for purposes of a Stock Dividend Payment, as the case may be, to a price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date before giving effect to such Common Share Reorganization or Stock Dividend Payment, as the case may be, and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Share Reorganization or Stock Dividend Payment, as the case may be, and (ii) the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Share Reorganization or Stock Dividend Payment, as the case may be, by a fraction, the numerator of which shall be the number of shares outstanding after giving effect to such Common Share Reorganization or Stock Dividend Payment, as the case may be, and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such Common Share Reorganization or Stock Dividend Payment, as the case may be.

3.3            Capital Reorganization. If, at any time this Warrant is outstanding, there shall be any consolidation or merger to which the Corporation is a party, other than a consolidation or a merger in which the Corporation is a continuing corporation and which does not result in any reclassification of, or change (other than a Common Share Reorganization, Stock Dividend Payment or a change in par value) in, outstanding shares of Common Stock, or any sale or conveyance of the property of the Corporation as an entirety or substantially as an entirety (any such event being called a “Capital Reorganization”), then, effective upon the effective date of such Capital Reorganization, the Holder shall have the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have owned or have been entitled to receive after such Capital Reorganization if this Warrant had been exercised immediately prior to such Capital Reorganization.

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3.4            Adjustment Rules. Any adjustments pursuant to this Article III shall be made successively whenever an event referred to herein shall occur. If the Corporation shall set a record date to determine the holders of shares of Common Stock or any other class of capital stock, as the case may be, for purposes of a Common Share Reorganization, Stock Dividend Payment or Capital Reorganization and shall legally abandon such action prior to effecting such action, then no adjustment shall be made pursuant to this Article III in respect of such action.

3.5            Notice of Adjustments. The Corporation shall give notice to the Holder prior to any record date or effective date, as the case may be, in respect of any Common Share Reorganization, Stock Dividend Payment or Capital Reorganization describing, in each case, such event in reasonable detail and specifying such record date or effective date, as the case may be. In addition, after the record date or effective date, as the case may be, of any Common Share Reorganization, Stock Dividend Payment or Capital Reorganization, the Corporation shall promptly give notice to the Holder of such event, describing such event in reasonable detail and specifying the record date or effective date, as the case may be, and, if determinable, the required adjustment and the computation thereof. If the required adjustment is not determinable at the time of such notice, the Corporation shall give notice to the Holder of such adjustment and computation promptly after such adjustment becomes determinable.

ARTICLE IV
DEFINITIONS

The following terms, as used in this Warrant, have the following respective meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

“Business Days” means each day in which banking institutions in Miami Beach, Florida are not required or authorized by law or executive order to close.

“Capital Reorganization” has the meaning set forth in Section 3.3.

“Commission” means the Securities and Exchange Commission.

“Common Share Reorganization” has the meaning set forth in Section 3.2.

“Common Stock” has the meaning set forth in the first paragraph of this Warrant.

“Corporation” has the meaning set forth in the first paragraph of this Warrant.

“Exercise Date” means the three-month anniversary of the date of this Warrant.

“Exercise Price” means $ 1.51 per share of Common Stock, as may be adjusted pursuant to Article III.

“Expiration Date” has the meaning set forth in the first paragraph of this Warrant.

“Exercise Notice” has the meaning set forth in Section 1.1(a).

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“Fair Market Value” means, with respect to a share of Common Stock as of a particular date: (i) if the Common Stock is quoted on the Nasdaq or another national exchange, the closing or last sale price, respectively, reported for the last business day immediately preceding such date; (ii) if the Common Stock is not quoted a national exchange but is quoted on the OTC Bulletin Board, the mean of the average of the closing bid and asked prices reported for the last business day immediately preceding such date; or (iii) if the Common Stock is not quoted on either a national securities exchange or the OTC Bulletin Board, then as the Corporation’s Board of Directors shall determine in good faith.

“Holder” has the meaning set forth in the first paragraph of this Warrant.

“Nasdaq” means the Nasdaq Stock Market.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Registrable Securities” has the meaning set forth in Section 5.2(a)(ii).

“Rule 144” means Rule 144 as promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

“Rule 145” means Rule 145 as promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

“Rule 501(a)” means Rule 501(a) as promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

“Securities” means this Warrant and all shares of Common Stock issuable upon purchase of this Warrant.

“Securities Act” has the meaning set forth in Section 1.4.

“Stock Dividend Payment” has the meaning set forth in Section 3.2.

“Warrant” means this Warrant and other warrants of like tenor issued in substitution, replacement or exchange therefor pursuant to Article II.

ARTICLE V
REPRESENTATIONS AND OTHER AGREEMENTS

5.1            Representations of Holder. The Holder hereby represents to the Corporation as follows:

(a)            The Holder is acquiring the Securities solely for the Holder’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities.

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(b)            The Holder understands that the Securities are “restricted securities” and have not been and will not be registered under the Securities Act or any applicable state securities law, except as expressly required hereunder.

(c)            The Holder understands that it may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act, and the Holder understands that, except as otherwise set forth hereunder, the Corporation has no obligation or intention to register any of the Securities, or the offering or sale thereof, or to take action so as to permit offers or sales pursuant to the Securities Act or an exemption from registration thereunder. Consequently, the Holder understands that it must bear the economic risks of the investment in the Securities for an indefinite period of time.

(d)            The Holder agrees: (i) that the Holder will not sell, assign, pledge, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, unless the transaction is registered under the Securities Act and complies with the requirements of all applicable state securities laws, or the transaction is exempt from the registration provisions of the Securities Act and all applicable requirements of state securities laws; and (ii) that the Corporation and its Affiliates shall not be required to give effect to any purported transfer of such Securities, except upon compliance with the restrictions set forth in this Warrant.

(e)            At the time the Holder was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises this Warrant it will be, an “accredited investor” as defined under Rule 501(a).

(f)            The Holder has such knowledge, skill and experience in business, financial and investment matters that the Holder is capable of evaluating the merits and risks of an investment in the Securities. The Holder, with the assistance of its professional advisors, has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Securities. The Holder is able to bear the risks associated with an investment in the Securities, and it is authorized to invest in the Securities.

(g)            The Holder acknowledges that neither the Corporation nor any other Person offered to sell the Securities to the Holder by means of, and the Holder is not acquiring the Securities as a result of, any form of general solicitation or advertising, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; or (ii) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

5.2           Piggyback Registration Rights.

(a)            If at any time prior to the six-month anniversary of the Expiration Date, the Corporation shall determine to register on a new registration statement any shares of Common Stock for resale for the account of selling stockholders (other than a registration (i) pursuant to a registration statement on Form S-8 or other registration solely relating to an offering or sale to employees or directors of the Corporation pursuant to any employee stock plan or other employee benefit arrangement, (ii) pursuant to a registration statement on Form S-4 or similar form that relates to a transaction subject to Rule 145, or (iii) in connection with any dividend or distribution reinvestment or similar plan), then the Corporation will:

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(i)            promptly give to the Holder written notice thereof;

(ii)            use commercially reasonable efforts to include in such registration (and any related filing or qualification under applicable state securities laws), except as set forth in Section 5.2(b), and in any underwriting involved therein, all the shares of Common Stock issuable upon exercise of this Warrant (the “Registrable Securities”) specified in a written request or requests, made by the Holder and received by the Corporation within five (5) days after the written notice from the Corporation described in clause (i) above is given by the Corporation. Such written request may specify all or a part of the Holder’s Registrable Securities.

(b)            If the registration of which the Corporation gives notice is for a registered public offering involving an underwriting, the Corporation shall so advise the Holder as a part of the written notice given pursuant to Section 5.2(a)(i). In such event, the right of the Holder to registration pursuant to this Section 5.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. If the Holder proposes to distribute its securities through such underwriting, then the Holder shall (together with the Corporation and the other holders of securities of the Corporation with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Corporation. Notwithstanding any other provision of this Section 5.2, if the representative of the underwriters advises the Corporation that marketing or other factors require a limitation on the number of shares to be underwritten, then the representative may exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. In addition, if the Holder does not agree to the terms of any such underwriting, then the Holder shall be excluded therefrom by written notice from the Corporation or the underwriter.

(c)            The Holder agrees by acquisition of this Warrant that: (i) the Corporation may postpone or withdraw the filing or the effectiveness of any registration contemplated by Section 5.2(a) at any time in its sole discretion; and (ii) upon receipt of notice from the Corporation that the registration statement filed by the Corporation which includes some or all of the Registrable Securities for resale is no longer effective or is no longer available for use by the selling stockholders identified therein for any reason, then the Holder will discontinue disposition of Registrable Securities until the Holder receives further notice from the Corporation.

ARTICLE VI
MISCELLANEOUS

6.1            Governing Law. This Warrant shall be governed in all respects by the laws of the State of Delaware, without reference to its conflicts of law principles.

6.2            Covenants To Bind Successor and Assigns. All covenants, stipulations, promises and agreements contained in this Warrant by or on behalf of the Corporation shall bind its successors and assigns, whether or not so expressed.

6.3            Entire Agreement. This Warrant, including and together with any related annexes, constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenant except as specifically set forth herein or therein.

6.4            Waivers and Amendments. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Corporation and the Holder of this Warrant.

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6.5            Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder or the Corporation shall be in writing and personally delivered, sent by overnight courier, or United States mail, postage prepaid, or sent by facsimile or electronic mail, or other authenticated message, charges prepaid, to the other party’s address as shown on the books of the Corporation (in the case of the Holder) or at 429 Lenox Avenue, Suite 547, Miami Beach, Florida 33139, Attention: Chief Financial Officer (in the case of the Company). Each party may change the address, facsimile number or email address to which notices, requests and other communications are to be sent by giving written notice of such change to each other party. Notice given by hand delivery shall be deemed received on the date delivered; if sent by overnight courier, on the next Business Day after delivery to the courier service; if by first class mail, on the third Business Day after deposit in the U.S. Mail; and if by facsimile or electronic mail, on the date of transmission.

6.6            Survival of Agreements; Representations and Warranties, etc. All warranties, representations and covenants made by the Corporation herein shall be considered to have been relied upon by the Holder and shall survive the issuance and delivery of the Warrant, regardless of any investigation made by the Holder, and shall continue in full force and effect so long as this Warrant is outstanding.

6.7            Severability. In case any one or more of the provisions contained in this Warrant shall be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

6.8            Section Headings. The section headings used herein are for convenience of reference only, do not constitute a part of this Warrant and shall not affect the construction of or be taken into consideration in interpreting this Warrant.

6.9            No Rights as Stockholder; No Limitations on Corporation Action. This Warrant shall not entitle the Holder to any rights as a stockholder of the Corporation. No provision of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Corporation of any of its corporate rights or powers to recapitalize, amend its certificate of incorporation, reorganize, consolidate or merge with or into another corporation or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights or powers.

[Signature page follows]

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IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized representative.

ALFI, INC.

By:	/s/ Peter Bordes
Name:	Peter Bordes
Title:	Interim CEO

ACKNOWLEDGED AND AGREED TO BY:

LEE AEROSPACE, INC.

By:	/s/ James Lee
Name:	James Lee
Title:	President

Annex 1

EXERCISE NOTICE

TO:	Alfi, Inc.

429 Lenox Avenue, Suite 547

Miami Beach, Florida 33139

Attention: Chief Financial Officer

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase (check applicable box):

☐	________ shares of Common Stock covered by such Warrant; or

☐	________ shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 1.1(b) of such Warrant.

The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Warrant, which is $___________. Such payment takes the form of (check applicable box or boxes):

☐	$__________ in cash or by money order, certified or bank cashier’s check, or by wire transfer for such amount; and/or

☐	the cancellation of such number of shares of Common Stock underlying this Warrant as is necessary, in accordance with the formula set forth in Section 1.1(b), to exercise this Warrant with respect to _________ number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 1.1(b).

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to ___________________________________, whose address is:

__________________________________________________________________________.

The undersigned also requests that the certificates for the shares be issued in the following denominations: _____________________________________.

The undersigned represents and warrants that: (i) all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act pursuant to an exemption from registration under the Securities Act; and (ii) the undersigned is an “accredited investor” within the meaning of Regulation D under the Securities Act.

Dated:
(Signature must conform to name of holder as specified on the face of the Warrant)
Address:

Annex 2

ASSIGNMENT

For value received, the undersigned hereby sells, assigns and transfers unto:

Name:________________________________________________

                (Please type or print in block letters)

Address:_____________________________________________

U.S. Taxpayer Identification Number:______________________

the right to purchase Common Stock (as defined in the attached Warrant) represented by the attached Warrant to the extent of _____________________ shares as to which such right is vested and exercisable and does hereby irrevocably constitute and appoint ________________________________________, attorney-in-fact, to transfer said Warrant on the books of Alfi, Inc., with full power of substitution in the premises.

Dated:________________

Signature:_______________________________________________

                    Note: The above signature should correspond exactly with the name on the face of the attached Warrant.

Printed Name:

Title: